Note 17 - Per Share Amounts	12 Months Ended
Oct. 31, 2025
Statement Line Items [Line Items]
Disclosure of earnings per share [text block]
17.	Per share amounts:

Basic and diluted income per common share

(thousands of Canadian dollars, except per share amounts)
	2025	2024

Net income	$28,458	$39,748
Preferred share dividends paid	-	(988)
Net income available to common shareholders	28,458	38,760

Weighted average number of common shares outstanding	31,506,701	25,965,724

Basic and diluted income per common share:	$0.90	$1.49

The Series 1 NVCC preferred shares are contingently issuable shares and do not have a dilutive impact. The outstanding employee stock options are dilutive but the amounts are de minimis and therefore have no impact on the Bank’s income per share amounts.